                                                                   EXHIBIT 10.12


                               1st AMENDMENT TO
                     CREDIT AGREEMENT AND PROMISSORY NOTE

This First Amendment ("Amendment") amends: (i) that certain Promissory Note (the "Note") dated March 22, 1999, in the original principal amount of $500,000, executed by LXN Corporation ("Borrower") in favor of Imperial Bank ("Bank") and
(ii) that certain Amended and Restated Credit Agreement (the "Agreement") dated March 22, 1999, by and between Borrower and Bank as follows:

1. The section of the Note entitled "PAYMENT" is hereby amended to read in its entirety as follows:

      "PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

           Advances under the Note shall be available through March 21, 2001 ("Revolving Draw Period") for the purchase of equipment (equipment draws to include 100% of invoice value excluding soft costs, freight, and sales tax). During the Revolving Draw Period, interest only shall be due monthly beginning April 21, 2000. On September 21, 2000, the then outstanding principal balance of the advances under the Note shall be payable monthly in 30 equal payments of principal plus accrued interest beginning October 21, 2000. The remaining availability under the Note for equipment draws shall be reduced by the principal balance outstanding as of September 21, 2000. On March 21, 2001, the then outstanding principal balance of the advances under the Note shall be payable monthly in 24 equal payments of principal plus accrued interest beginning April 21, 2001. All principal and accrued but unpaid interest shall in any event be due and payable on or before March 21, 2003."

2. The date "March 21, 2000" in Section 1.03 (a) of the Agreement is hereby amended to read as "March 21, 2001."

3. The following new sentence is hereby added to the end of Section 1.03(a) of the Agreement to read in its entirety as follows:

"Notwithstanding anything to contrary herein, prior to September 21, 2000, Bank shall upon Borrower's request, within the ABL Line of Credit, make ABL Loans up to a maximum of $500,000 irrespective of the Borrowing Base so long as said advances are for general corporate purposes."

4. Section 4.07 of the Agreement is hereby amended to read it its entirety as follows:

      "Minimum Quick Ratio. Maintain on a monthly basis a minimum quick ratio of cash plus net accounts receivable divided by current liabilities plus bank debt of 1.5:1.00, or three months cash burn, beginning with month end April 30, 2000.

LXN Corporation
1st Amendment To Credit Agreement And Promissory note
Page 2


5. Section 4.08 of the Agreement is herby amended to read in its entirety as follows:

       "Maximum Quarterly Loss. Maintain on a quarterly basis a maximum quarterly loss of: (a) $1,700,000 for the quarter ending March 31, 2000;
       (b) $1,100,000 for the quarter ending June 30, 2000; (c) $1,000,000 for the quarter ending September 30, 2000; (d) $500,000 for the quarter ending December 31, 2000; (e) $250,000 for the quarter ending March 31, 2001; and the Company to be profitable for the quarter ending June 30, 2001."

6. Section 4.16 of the Agreement is hereby added to read in its entirety as follows:

       "New Equity. Borrower to raise a minimum $3,000,000 of equity by September 30, 2000."

7.     Except as provided above, the Agreement and the Note remain unchanged.

8.     This Amendment is effective as of March 30, 2000, upon Bank's receipt of
(i) a $150.00 loan documentation fee and (ii) a five-year warrant to purchase $35,000 shares of Borrower's common stock at latest round valuation, and the parties hereby confirm that the Agreement and Note as amended are in full force and effect.



LXN CORPORATION
"BORROWER"

By: /s/ Michael A. Beeuwsaert
   ---------------------------------------
    Michael A. Beeuwsaert, President & CEO

IMPERIAL BANK
"BANK"

By:
   ---------------------------------------

Title:
       -----------------------------------

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

This Amended and Restated Credit Agreement ("Agreement") is made and entered into on March 22, 1999, by and between LXN CORPORATION, a Delaware corporation ("Borrower") and Imperial Bank, a California banking corporation, ("Bank") and amends, replaces and restates in its entirety that certain Credit Agreement dated as of February 6, 1998 by and between Borrower and Bank.

Subject to the terms and conditions of this Agreement, and security agreement(s) executed by Borrower in favor of Bank, any note(s) executed by Borrower in favor of Bank, or any other agreements executed in conjunction therewith (collectively, the "Loan Documents"), Bank has made or shall make the loans or advances (individually, a "Loan," and collectively, "Loans") referred to below to Borrower.

In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows:

1.        AMOUNT AND TERMS OF CREDIT
          --------------------------

1.01             Term A Loan Commitment.

(a) Term A Loan. Subject to the terms and conditions of this Agreement, Bank shall convert the existing $2,000,000 Revolving Line Of Credit evidenced by that certain promissory note dated November 19, 1997 into a term loan and such loan shall hereinafter be referred to as the "Term A Loan."

(b) Term A Loan Note. The interest rate, principal and interest payments, maturity date and certain other terms of the Term A Loan will be contained in a promissory note in the principal amount of $1,687,449.67 (the unpaid principal amount of the existing $2,000,000 Revolving Line of Credit as of the date of this Agreement) dated the date of this Agreement, as such may be amended or replaced from time to time.

1.02             Term B Loan Commitment.

(a) Term B Loan. Subject to the terms and conditions of this Agreement, Bank shall make available to Borrower a term loan (the "Term B Loan") in the amount of $500,000, the proceeds of which shall be used only for future equipment purchases.

(b) Term B Note. The interest rate, principal and interest payments and certain other terms of the Term B Loan will be contained in a promissory note dated the date of this Agreement, as such may be amended or replaced from time to time.

1.03             A Domestic Asset Based Line of Credit Commitment (ABL Line of
Credit)

(a)           Line of Credit-Accounts Receivable Borrowing Base Constrained.
Subject to all the terms and conditions of this Agreement, provided that no default hereunder or Event of Default then has occurred and is continuing, Bank shall upon Borrower's request, make advances ("ABL Loans") to Borrower, from time to time and in such amounts as Borrower shall request up to an aggregate principal amount outstanding not to exceed:

              up to Eighty percent (80.0%) of Eligible Accounts,

              and in no event more than $1,000,000.00 (the "ABL Line of Credit").

       If at any time or for any reason, the outstanding principal amount of the ABL Loan Account (as defined below) is greater than the lesser of: (x) the Borrowing Base of (y) the ABL Line of Credit, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Agreement, to make ABL Loans shall expire on the ABL Maturity Date (as hereinafter defined), subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Provided that no Event of Default (as hereinafter defined) has occurred and is continuing, all or any portion of the ABL Loans advanced by Bank which are repaid by Borrower shall be available for reborrowing in accordance with the terms hereof. Borrower promises to pay to Bank the entire outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the ABL Loan Account on the earlier of demand by Bank or March 21, 2000 ("ABL Maturity Date").


(b) Limitation on Advance of any ABL Loans. Notwithstanding any of the provisions contained in Section 1.02(a) hereof, prior to any advance of an ABL Loan, a representative of Bank shall have conducted an audit of Borrower's books and records relating to the Accounts and Inventory (which term, when used in this Agreement, shall have the meaning ascribed to it in the California Uniform Commercial Code) and any other Collateral for the ABL Loans and made extracts therefrom, and arranged for verification of the Accounts, directly with the account debtors or otherwise, and of the Inventory all with results satisfactory to Bank, the cost of such audit of which shall be at Borrower's sole expense. Based on Bank's review of such audit, and prior to the advance of an ABL Loan in accordance with the terms of this hereof, Bank may adjust the Borrowing Base percentage, in its sole and reasonable discretion, as provided for under Section
4.16 hereof.

(c) Loan Ledger Account. The amount of each ABL Loan made by Bank to Borrower hereunder shall be debited to the ledger account of Borrower maintained by Bank for the ABL Line of Credit (herein called the "ABL Loan Account") and Bank shall credit the ABL Loan Account with all loan repayments in respect thereof made by Borrower. ABL Loan may only be used to support growth in trading assets and general corporate purposes.

(d) ABL Loans Interest. Borrower further promises to pay to Bank from the date of the advance of the initial ABL Loan through the ABL Maturity Date, on or before the twenty second (22) day of each month, interest on the unpaid balance of the ABL Loan Account at a rate of interest equal to zero percent (0.00%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the ABL Loan is outstanding divided by 360, which shall for interest computation purposes be considered one
(1) year.


(e) Application of Receipts. All sums received by Bank, whether from Borrower or from Borrower's account debtors shall be applied to the outstanding ABL Loan balance immediately upon receipt thereof by the Bank. The Borrower will be charged, on a monthly basis, for the uncollected balance fees.

(f) Certain Definitions. As used herein the following terms shall have the following meanings:

          "Accounts" means any right to payment for goods sold or leased, or rented, or to be sold or to be leased, or to be rented, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes drafts, acceptances, general intangibles and other forms of obligations and receivables.

          "Collateral" means any and all property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

          "Eligible Accounts" Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time. "Eligible Accounts" shall also NOT include any of the following:

          (1) All Accounts under which payment is not received within 90 days from any invoice date;

          (2) All Accounts against which the account debtor or any other person obligated to make payment thereon asserts an defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account;

          (3) Any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy of receivership proceedings or has made an assignment for the benefit or creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower.

          (4)    Account balances less than 90 days from invoice date.

          (5)    Credit balances greater than 90 days from invoice date.

     (6) Accounts due from a debtor if 50% or more of the aggregate amount of accounts of such debtor have at that time remained unpaid for more then 90 days from invoice date.

     (7) For accounts representing more than 20% of Borrower's total accounts receivable, the balance in excess of the 20% is not eligible. However, the Bank may deem, in its sole discretion, the entire amount, or any portion thereof, eligible.

     (8) Accounts with respect to international transactions unless insured by an insurance company acceptable to the Bank or covered by letters of credit issued or confirmed by a bank acceptable to the Bank. Bank, in its sole discretion, may deem as eligible amounts due from major, publicly owned foreign companies.

     (9) Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

    (10) Accounts where the account debtor is a seller to Borrower, whereby a potential offset (contra) exists.

    (11)  Consignment or guaranteed sales.

    (12)  Bill and hold accounts.

    (13)  Collection accounts.

    (14)  C.O.D. accounts.

    (15)  Salesmen's accounts for promotional purposes.

    (16) All United States Government receivables, unless formally assigned to the Bank.

    (17) Accounts representing billings for service or maintenance contracts or for inventory or equipment on rent to the account debtor.

    (18)  Deferred revenues.

    (19)  Pre-billings.

(g) Requests for ABL Loans. Requests for ABL Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

Borrower's Name: LXN Corporation
Date: March 22, 1999

(h) Late Charge. If any installment payment, interest payment, principal payment or principal balance due under the ABL Line of Credit is delinquent twenty (20) or more days, Borrower agrees to pay Bank a late charge in the amount of five percent (5%) of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity. All payments, at Bank's sole discretion, shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

(i) Default Rate. If an Event of Default occurs hereunder, then during the continuance thereof at the Bank's option, the interest rate shall be five percent (5%) per year in excess of the rate otherwise applicable.

(j) Interest Calculations. The term "Prime Rate" shall mean the rate that the Bank has announced as its prime lending rate, which shall vary concurrently with any change in the Prime Rate. Interest based on the Prime Rate shall vary concurrently with any change in the Prime Rate. All interest shall be computed at the rate specified in any note on the basis of the actual number of days during which the principal balance of the corresponding Loans are outstanding divided by 360, which shall for interest computation purposes be considered one
(1) year.

1.04 Documentation Fee, Costs and Expenses. In addition to any other amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $650.00, and all other costs and expenses incurred by the Bank in the preparation of this Agreement, the other Loan Documents and the perfection of any security interest granted to Bank by Borrower.

1.05 Collateral. Borrower shall grant or cause to be granted to Bank a first priority lien on any and all personal property assets of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest or pursuant to the terms of any security agreement, or otherwise as security for all of Borrower's obligations to Bank, all as may be subject to Section 5.03 herein.

1.06 Collection of Payments. Borrower authorizes Bank to collect all interest, fees, costs, and/or expenses due under this Agreement by charging Borrower's demand deposit account number 38-050-060 with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

1.07 Intellectual Property. The Borrower shall not transfer, sell or permit any liens on intellectual property or general intangibles without the prior written consent of Bank.

Borrower's Name: LXN Corporation
Date: March 22, 1999

2.    REPRESENTATIONS OF BORROWER
      ---------------------------

Borrower represents and warrants that:

2.01 Existence and Rights. Borrower is a corporation, duly organized and existing and in good standing under the laws of the state of Delaware, without limit as to the duration of its existence and is authorized and in good standing to do business in the State of California; each Borrower has the appropriate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity unless specified in writing to Bank.

2.02 Agreement Authorized. The execution, delivery and performance of this Agreement and the Loan Documents are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

2.03 No Conflict. The execution, delivery and performance of this Agreement and the Loan Documents are not in contravention of or in conflict with any agreement, indenture of undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

2.04 Litigation. Except as disclosed in writing to bank by Borrower, there is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.05 Financial Condition. The balance sheet of Borrower as of December 31, 1998, and the related profit and loss statement for the twelve month period ended as of that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business,

Borrower's Name: LXN Corporation
Date: March 22, 1999
which may have materially adverse effect upon its financial condition, operations or business as now conducted.

2.06 Title to Assets. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
5.03 hereof.

2.07 Tax Status. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

2.08 Trademarks, Patents. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

2.09 Regulation U. None of the proceeds of any Loan shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.10 ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

2.11 Year 2000 Compliance. Borrower and its subsidiaries, as applicable, have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates one or after December 31, 1999.

3.  CONDITIONS PRECEDENT TO LOAN.
    -----------------------------

     Prior to Bank being obligated to make any Loan pursuant to this Agreement, Bank must receive all of the following, each of which must be in form and substance satisfactory to Bank:

3.01  Promissory Note(s). Original, executed promissory note(s).

3.02 Security Agreement. Original, executed security agreement(s) covering the personal property collateral securing the Loan(s).

Borrower's Name: LXN Corporation
Date: March 22, 1999

3.03  Financing Statement. Financing statement(s) executed by Borrower.

3.04 Insurance. Borrower shall have delivered to Bank evidence of insurance coverage required pursuant to that Agreement to Provide Insurance executed by Borrower, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

3.05 Organizational Documents. Copies of the articles of incorporation, or similar document as the case may be, of the Borrower.

3.06 Authorizations. Certified copies of all action taken by the Borrower to authorize the execution, delivery and performance of the Loan Documents.

3.07 Good Standing. Good standing certificates from the appropriate secretary of state of the state in which the Borrower is organized and in each state in which it is required to be qualified to do business.

3.08 Additional Documents. Such other documents as Bank may reasonable deem necessary.

4.  AFFIRMATIVE COVENANTS OF BORROWER
    ---------------------------------

Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, or so long as Bank has any obligation to extend credit to Borrower it will, unless Bank shall otherwise consent in writing:

4.01 Rights and Facilities. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

4.02 Use of Proceeds. Use the proceeds of the Loans only for purposes specified in Section1 of this Agreement.

4.03 Insurance. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment, and as required by that Agreement to Provide Insurance executed by Borrower, with the Bank to be shown as Lenders Loss Payee on such policies.

4.04 Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental

Borrower's Name: LXN Corporation
Date: March 22, 1999
charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

(b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it to be adequate with respect thereto.

4.05 [Intentionally Omitted.]

4.06 Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

(a) Monthly Financial Statement. As soon as available, and in any event within thirty (30) days after the close of each month, a balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

(b) Annual Financial Statement. As soon as available, and in any event within ninety (90) days after and as of the close of each fiscal year of Borrower, a report of audit of Company, all in reasonable detail, audited by an unqualified certified public accountant selected by Borrower and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

(c) Officer's Certificate. Within thirty (30) days after the end of each month and fiscal year of Borrower, a certificate of the chief financial officer or president of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof;

(d) Audit Reports. Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim work on the accounts of Borrower made by such accountants;

                                       9
Borrower's Name: LXN Corporation
Date: March 22, 1999

(e)       Accounts Receivable and Accounts Payable Agings. Within twenty
(20)days from each month-end, deliver to Bank a detailed accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to the Borrower's general ledger and setting forth the amount of any book overdraft or the amount of checks issued but not sent and an inventory certification outlining both inventory composition and activity for the month. All the foregoing will be in a form and with such detail as Bank may request from time to time.

(f) Borrowing Base Certificate. Deliver to Bank, on a monthly basis, with twenty (20) days of month-end, a Borrowing Base Certificate including sales and cash receipts.

(g) List of Customers. On a quarterly basis or more frequently if requested by Bank, provide Bank with an alphabetized list of customers including addresses.

(h) Stockholder, Security and Exchange Commission Statements and Reports. Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower or any subsidiary shall send to its members or stockholders as appropriate, if any, and copies of all reports which Borrower or any subsidiary may file with the Securities and Exchange Commission.

(i) Board of Directors Meeting Minutes. Within thirty (30) days following the date of each meeting of Borrower's Board of Directors (which shall meet each month), a copy of the minutes for such meeting, certified by the Secretary of Borrower; and

(j) Other Information. Such other information relating to the affairs of Borrower as the Bank reasonably may request from time to time.

4.07 Minimum Quick Ratio. Maintain on monthly basis a minimum quick ratio of cash plus net accounts receivable divided by current liabilities plus bank debt of 1.50:1.00, beginning with month ending March 31, 1999.

4.08 Maximum Quarterly Loss. Maintain on a quarterly basis a maximum quarterly loss of: (a) $2,600,000 for the quarter ending March 31, 1999;
(b) $2,450,000 for the quarter ending June 30, 1999; (c) $2,000,000 for the quarter ending September 30, 1999; and (d) $1,400,000 for the quarter ending December 31, 1999; provided, however, that Borrower shall be in default hereunder only if in any two consecutive quarters the sum of the loss is equal to or more than $800,000 more than the sum of the losses for such months projected in Borrower's budget dated October 6, 1998 (which projected losses are (i) $2,237,000 for the quarter ending March 31, 1999; (ii) $2,085,000 for the quarter ending June 30, 1999; (iii) $1,600,000 for the quarter ending September 30, 1999; and (iv) $1,009,000 for the quarter ending December 31, 1999).

4.09 Equipment Purchases. Detailed schedule of equipment purchases and other expenses associated with each draw-down. Equipment draws to include 100% of invoice value excluding soft costs, freight, and sales tax.

Borrower's Name: LXN Corporation
Date: March 22, 1999

4.10 ERISA. Cause all defined benefit pension plans, as defined in ERISA, of Borrower to, at all times, meet the minimum funding standards of Section 302 of ERISA, and ensure that no Reportable Event or Prohibited Transaction, as defined in ERISA, will occur with respect to any such plan.

4.11 Laws. At all times comply with, or cause to be complied with, all laws, statues, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or Borrower's business.

4.12 GAAP. Compliance with all financial covenants shall be calculated based on generally accepted accounting principles applied on a consistent basis as maintained by Borrower.

4.13 Year 2000 Compliant. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors whose compliance is likely to be material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

4.14 Operating Accounts. Maintain operating accounts with Bank during the term of any loans from Bank to Borrower. Borrower shall maintain, or cause to be maintained, on deposit with Imperial Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

4.15 Notice of Default. Promptly notify Bank in writing of the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default.

4.16 Audits. Permit representatives of Bank to conduct semi-annual audits of Borrower's books and records relating to the Accounts, and other Collateral and make extracts therefrom, with results satisfactory to Bank, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; provided further that, prior to an Event of Default, Borrower shall not be responsible for the expense of

Borrower's Name: LXN Corporation
Date: March 22, 1999
more than two (2)such audits, in any fiscal year, not to exceed $2,500.00 per audit. Notwithstanding any of the provisions contained in Section 1.03 (a) hereof, Borrower hereby acknowledges and agrees that upon completion of any such audit Bank shall have the right to adjust the Borrowing Base percentage, in its sole and reasonable discretion, based on its review of the results of such collateral audit.

4.17 Covenants Relating to Collateral. In addition to any covenants in any Loan Document relating to any Collateral the Borrower agrees:

(a) To execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

(b) Until Bank exercises its rights to collect the Accounts and Inventory proceeds pursuant to Section 4.16, Borrower will collect with diligence all Borrower's Accounts and Inventory proceeds. Any collection of Accounts or Inventory proceeds by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections, together with the proceeds of all cash sales, daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts and Inventory proceeds shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

(c) That until Bank exercises its rights to collect the Accounts pursuant to Section 4.15, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall, within 20 days of the end of each month notify Bank of all cases involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts or constituting Inventory and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts or constituting Inventory and, in any of such events, Borrower will immediately pay to Bank from its own funds (and not from the proceeds of Accounts)for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts. Until payment is made as provided herein or until release by Bank from its security interest, all merchandise returned to or repossessed by Borrower shall be set aside and identified as the property of Bank and Bank shall be entitled to enter upon any premises where such merchandise is located and take immediate possession thereof and remove same.

Borrower's Name: LXN Corporation
Date: March 22, 1999

(d) To promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto.

(e) That Bank may at any time, without prior notice to Borrower, collect the Accounts and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts or as proceeds of Inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

(f) In the event any unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding Loans to which the Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank for credit to Borrower's Loan Account the amount of such excess.


5.        NEGATIVE COVENANTS OF BORROWER
          ------------------------------

Borrower agrees that so long as it is indebted to Bank, or so long as Bank has any obligation to extend credit to Borrower, it will not, without Bank's written consent:

5.01 Type of Business; Management. Make any substantial change in the character of its business or make any change in its executive management.

5.02 Outside Indebtedness. Other than in the ordinary course of business and consistent with past practices, create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from the Bank, except obligations now existing as shown in the financial statement dated December 31, 1997, excluding those obligations being refinanced by Bank.

5.03 Liens and Encumbrances. Other than in the ordinary course of business and consistent with past practices, create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset (including, without limitation, any trade name, trademark, copyright or patent, or any other intellectual property asset) now owned, other than liens for taxes not delinquent and liens in Bank's favor, except for those already existing as of December 31, 1997.

Borrower's Name: LXN Corporation
Date: March 22, 1999

5.04 Loans, Investments, Secondary Liabilities. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business and consistent with past practices or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business and consistent with past practices.

5.05 Acquisition or Sale of Business; Merger or Consolidation. Except in the ordinary course of business, purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary course of its business consistent with past practices; or except in the ordinary course of business or for the betterment of the business, sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any dividends, property or other asset accompanied by the leasing back of the same.

5.06 Dividends and Distributions. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's capital stock, except for the repurchase of Borrower's capital stock from officers, directors, employees or consultants of Borrower upon termination of their employment with or rendering of service to Borrower.


6.   EVENTS OF DEFAULT
     -----------------

The occurrence of any of the following events of default ("Events of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

6.01 Failure to Pay. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to Bank.

6.02 Breach of Covenant. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

6.03 Breach of Warranty. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any respect.

Borrower's Name: LXN Corporation
Date: March 22, 1999

6.04 Insolvency; Receiver or Trustee. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

6.05 Judgments, Attachments. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period later than five (5) days prior to the date of any proposed sale thereunder.

6.06 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall not be consented to.

6.07 Other Defaults. Borrower shall commit or do or fail to commit or do any act or thing which would constitute an event of default under any of the terms of any other agreement, document or instrument executed or to be executed by it concerning the obligation to pay money.

6.08 Advances. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances while any event of default exists notwithstanding any cure period provided for herein.


7.   MISCELLANEOUS PROVISIONS
     ------------------------

7.01 Failure or Indulgence Not Waiver. No failure or delay on the part of Bank or any holder of notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note(s) issued in connection with a Loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.02 Counterparts; Entire Agreement. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

7.03 Attorney's Fees. Borrower will pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an Event of Default, whether or not suit is filed.

Borrower's Name: LXN Corporation
Date: March 22, 1999

If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

7.04 Additional Remedies. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

7.05 Inurement. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

7.06 Applicable Law. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California, to the jurisdiction of whose courts the parties hereby agree to submit.

7.07 Offset. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of any note issued hereunder shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

7.08 Severability. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

7.09 Time of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

7.10 Accounting. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

7.11      Reference Provision.

(a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any security agreement executed by Borrower in favor of Bank or any note executed by Borrower in favor of Bank or any other agreement or instrument issued in favor of Bank by Borrower (collectively in this Section, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on
                                   ----------

Borrower's Name: LXN Corporation
Date: March 22, 1999
which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor
    -- ---
section ("CCP"), which shall constitute the exclusive remedy for the settlement
          ---
of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or San Diego County if none (the "Court"). The referee shall be a
                                          -----
retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP (S)170.6. The referee shall (a) be requested to set the matter for hearing within sixty
(60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP (S)644 in any court in the state of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The

Borrower's Name: LXN Corporation
Date: March 22, 1999
referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, (S)1280 through (S)1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.12 This Agreement may be modified only by a writing signed by all parties hereto.

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.

IMPERIAL BANK                               LXN Corporation
("Bank")                                    ("Borrower")


By: /s/ Signature of Vice President of Bank      By: /s/ Randy Nelson
   ----------------------------------------         ---------------------------
                                                     Randy Nelson

Its: Vice President                              Its: President/CEO
     --------------------------------------          --------------------------

                                                 By: /s/ Michael A. Beeuwsaert
                                                    ---------------------------
                                                     Michael A. Beeuwsaert

                                                 Its: V.P. Finance/CFO
                                                     --------------------------

Borrower's Name: LXN Corporation
Date: March 22, 1999

        [LOGO IMPERIAL BANK]
     Innovative Business Banking


                                PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------------------
 Principal       Loan Date-     Maturity      Loan No     Call        Collateral      Account        Officer        Initials
 $500,000.00    03-22-1999    03-21-2003    711062586/                                625815           TB             TB
------------------------------------------------------------------------------------------------------------------------------
      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------

  Borrower:  LXN CORPORATION, A DELAWARE CORPORATION                  Lender:  Imperial Bank
             6325 LUSK BOULEVARD                                               Emerging Growth Industries Group -
             SAN DIEGO, CA 92121                                               Southern California Regional Office
                                                                               701 B Street, Suite 600
                                                                               San Diego, CA 92101-8120

==============================================================================================================================

Principal Amount:  $500,000.00                   Initial Rate: 8.250%                            Date of Note: March 22, 1999

PROMISE TO PAY. LXN CORPORATION, A DELAWARE CORPORATION ("Borrower") promises to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

     Advances under the Note shall be available through March 21, 2000 ("Draw Period"). During the draw period, interest only shall be due monthly beginning April 21, 1999. On March 21, 2000, the outstanding principal balance of the advances under the Note shall be payable monthly in 36 equal payments of principal plus accrued interest beginning April 21, 2000. All principal and accrued but unpaid interest shall in any event be due and payable on or before March 21, 2003.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The index currently is 7.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the index, resulting in an initial rate of 8.250%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 5.500 percentage points over the index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here M B ) This Note shall be governed by
                                         -----
and construed in accordance with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: J. RANDALL NELSON, PRESIDENT/CEO; and MICHAEL A. BEEUWSAERT, VP FINANCE/CFO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

REFERENCE PROVISION. 1. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to

03-22-1999                      PROMISSORY NOTE                          Page 2
                                  (Continued)
================================================================================

applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

2. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be home equally by the parties.

3. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

4. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, 1280 through 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

CREDIT AGREEMENT. This Note is subject to the provisions of the Credit Agreement dated February 6, 1998 and all amendments thereto and replacements therefor.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice or dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

LXN CORPORATION, A DELAWARE CORPORATION

By: /s/ Michael A. Beeuwsaert
   -----------------------------------------
    AUTHORIZED OFFICER

================================================================================

                                    [LOGO]
                                 IMPERIAL BANK
                          INNOVATIVE BUSINESS BANKING

                         COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------------------
 Principal       Loan Date      Maturity      Loan No     Call        Collateral      Account        Officer        Initials
 $1,687,449.67  03-22-1999    03-21-2003    711062586/3                               625815           TB
------------------------------------------------------------------------------------------------------------------------------
      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------

  Borrower:  LXN CORPORATION, A DELAWARE CORPORATION                  Lender:  Imperial Bank
             6325 LUSK BOULEVARD                                               Emerging Growth Industries Group -
             SAN DIEGO, CA 92121                                               Southern California Regional Office
                                                                               701 B Street, Suite 600
                                                                               San Diego, Ca 92101-8120

==============================================================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between LXN CORPORATION, A DELAWARE CORPORATION (referred to below as "Grantor"); and Imperial Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          All personal property, whether presently existing of hereafter created or acquired, including but not limited to: all accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records related hereto, and equipment containing said books and records. All investment property including securities and securities entitlements. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means LXN CORPORATION, A DELAWARE CORPORATION, its successors and assigns.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable. (Initial Here [ILLEGIBLE])

     Lender. The word "Lender" means Imperial Bank, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated March 22, 1999, in the principal amount of $1,687,449.67 from LXN CORPORATION, A DELAWARE CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge to setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     Organization. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     Authorization. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

     Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect of to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable

03-22-1999               COMMERCIAL SECURITY AGREEMENT                  Page 2
                                  (Continued)
================================================================================
    in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

    Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

    Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

    Transaction involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

    Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

    Collateral Schedules and Locations. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

    Maintenance and inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

    Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

    Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conversation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

    Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. In no event shall the insurance be in an amount less than the amount agreed upon in the Agreement to Provide Insurance. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

    Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

    Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

    Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's

03-22-1999                COMMERCIAL SECURITY AGREEMENT                   Page 3
                                  (Continued)
================================================================================
security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement or foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     Insecurity. Lender, in good faith, deems itself insecure.

     Right to Cure. If any default, other than a Default on indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within ten (10) days; or (b), if the cure requires more than ten (10) days, immediately, initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses or retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Grantor

03-22-1999                COMMERCIAL SECURITY AGREEMENT                 Page 4
                                  (Continued)
================================================================================
     hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. (Initial Here ILLEGIBLE) This Agreement shall be governed by and construed
                   ---------
     in accordance with the laws of the State of California.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or defined the provisions of this Agreement.

     Multiple Parties: Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsmile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances.If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any of other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
     Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 22, 1999.

GRANTOR:

LXN CORPORATION, A DELAWARE CORPORATION

By: /s/ MICHAEL A. BEEUWSAERT
   ---------------------------------
         AUTHORIZED OFFICER

================================================================================

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND WAIVER

     This Second Amendment to the Amended and Restated Credit Agreement and waiver is entered into as of October 5, 2000 (this "Amendment"), by and between IMPERIAL BANK, a California banking corporation ("Bank") and LXN CORPORATION, a Delaware corporation ("Borrower").

                                    RECITALS
                                    --------

     WHEREAS, Borrower and Bank are parties to that certain Amended and Restated Credit Agreement dated as of March 22, 1999, (as amended, restated, modified, supplemented or revised from time to time, the "Agreement"); and

     WHEREAS, each of the parties to this Amendment desire to amend the Agreement in accordance herewith.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties agree as follows:

A.   Waiver
     1. Borrower is in violation of the covenants listed below, as defined in the Agreement, for the quarter ending 6/30/00.

           4.07 MINIMUM QUICK RATIO. Maintain on a monthly basis a minimum quick ratio of cash plus net accounts receivable divided by current liabilities plus bank debt of 1.5:1.00, or three months cash burn, beginning with month end April 30, 2000.

The Bank waives compliance with the foregoing defaulted covenant for the month ending June 30, 2000 and lasting through the month ending October 31, 2000.

           4.08 MAXIMUM QUARTERLY LOSS. Maintain on a quarterly basis a maximum quarterly loss of: (a) $1,700,000 for the quarter ending March 31, 2000;
     (b) $1,100,000 for the quarter ending June 30, 2000; (c) $1,000,000 for the quarter ending September 30, 2000; (d) $500,000 for the quarter ending December 31, 2000; (e) $250,000 for the quarter ending March 31, 2001; and the Company to be profitable for the quarter ending June 30, 2001."

The Bank waives compliance with the foregoing defaulted covenant for the quarters ending June 30, 2000 and September 30, 2000.

     2. The foregoing waivers apply only to the defaulted covenants above. These waivers do not apply to any other default that may now exist or may occur after the date of these waivers with respect to the defaulted covenants or any other term, condition or covenant of the Agreement. All other terms and conditions of the Agreement remain unchanged.

B.   Amendments to the Agreement.
     ---------------------------
     1. Section 1.02 of the Agreement is hereby amended to read in its entirety as "INTENTIONALLY OMITTED."

     2. Section 1.03 (b) of the Agreement is hereby amended and restated in its entirety as follows:

           "(B) LIMITATION ON ADVANCE OF ANY ABL LOANS. Notwithstanding any of the provisions contained in Section 1.03 (a) hereof, prior to any advance of an ABL Loan, Borrower shall have (1) completed an Initial Public Offering (the "IPO") with net proceeds in an amount greater than or equal to Thirty Million Dollars ($30,000,000) and (2) a representative of Bank shall have conducted an audit of Borrower's books and records relating to the Accounts and Inventory (which term, when used in this Agreement, shall have the meaning ascribed to it in the California Uniform Commercial Code) and any other Collateral for the ABL Loans and made extracts therefrom, and arranged for verification of the Accounts, directly with the account debtors or otherwise, and of the Inventory all with results satisfactory to Bank, the cost of such audit of which shall be at Borrower's sole expense. Based on Bank's review of such audit, and prior to the advance of an ABL Loan in accordance with the terms of this hereof, Bank may adjust the Borrowing Base percentage, in its sole and reasonable discretion, as provided for under Section 4.16 hereof."

     3. New Sections 1.05(a) and (b) are hereby added to the Agreement to read in their entireties as follows:

           "(A) CASH COLLATERAL. Borrower shall grant or cause to be granted to Bank a time certificate of deposit (the "TCD") in the amount of five hundred thousand dollars ($500,000) as security or otherwise as security for all of Borrower's Loans under the ABL Line of Credit. The required balance under said TCD will be decreased monthly, in an amount equal to principal payments received. If Borrower fails to raise at least seven million dollars ($7,000,000) in new equity (the "Private Placement"), through venture capital firm(s) acceptable to Bank, by October 31, 2000 the TCD shall be liquidated by Bank and applied to the outstanding balance of ABL Loans. Upon successful completion of the Private Placement, all outstanding balances under the ABL Line of Credit shall begin amortizing immediately with equal payments of principal plus interest over 29 months for a Maturity Date of March 21, 2003. Said TCD shall be released subsequent to Borrower's completion of both the Private Placement and an Initial Public Offering (the "IPO") with net proceeds in an amount greater than or equal to thirty million dollars ($30,000,000)."

           "(B) INTELLECTUAL PROPERTY COLLATERAL. Borrower shall grant or cause to be granted to Bank a specific filing on Borrower's intellectual property with the US Patent and Trademark Office and the US Copyright Office as security or otherwise as security for all of Borrower's obligations to Bank. The Intellectual Property Collateral shall be released upon Borrower successfully completing an Initial Public Offering with net proceeds in an amount greater than or equal to thirty million dollars ($30,000,000)."

     4.    Section 1.07 of the Agreement is hereby deleted in its entirety.

     5. A new Section 2.12 is hereby added to the Agreement to read in its entirety as follows:

           "That at least Two Million Dollars ($2,000,000) in bridge loan(s) and/or equity financing has been made available and will continue to be available to Borrower, until at least October 31, 2000, by venture capital firm(s) known to Bank. Borrower further represents and warrants that no milestones must be achieved prior to accessing said bridge loan(s) and/or equity financing; and Borrower has the appropriate powers and adequate authority to access said bridge loan(s) and/or equity financing without further authorization from interested parties. Interested parties include, but are not limited to, venture capital firms, Borrower's board of directors, Borrower's management, and Borrower's investors."

     6. A new Section 4.18 is hereby added to the Agreement to read in its entirety as follows:

           "4.18 MINIMUM NEW EQUITY COVENANT. Borrower must raise additional liquidity through venture capital firm(s), satisfactory to Bank, as follows: (1) Minimum of Two Million Dollars ($2,000,000) in bridge loan and/or equity financing on or before September 30, 2000; and (2) At least seven million ($7,000,000) in additional equity financing on or before October 31, 2000 (A portion of which may be derived from the conversion of bridge loans to new equity)."

     7. Section 4.07 of the Agreement is hereby amended and restated in its entirety to read as follows:

           "4.07 MINIMUM LIQUIDITY COVENANT. Maintain on a monthly basis, the greater of a minimum quick ratio of cash plus net accounts receivable divided by current liabilities plus bank debt of 1.5:1.0, or three months cash burn."

     8. Section 4.08 of the Agreement is hereby amended to read in its entirety as follows:

           "4.08 MAXIMUM QUARTERLY LOSS. In reporting periods that Borrower is projecting losses, the Maximum Net Loss shall not exceed an amount equal to one hundred twenty percent (120%) of the amount of net loss forecasted in the current financial projection submitted to Lender and attached hereto. To be adjusted if Borrower successfully completes the IPO."

     9. Section 4.14 of the Agreement is hereby amended to read in its entirety as follows:

           "4.14 OPERATING ACCOUNTS. Maintain all primary depository and operating accounts and banking relationship with Lender. Maintain, or cause to be maintained, on deposit with Lender, non-interest bearing demand deposit balances sufficient to compensate Lender for all services provided to Borrower by Lender. All deposit balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies therein shall be charged directly to Borrower on a monthly basis."

    10.    Section 4.16 is hereby amended to read in its entirety as follows:

           "4.16 AUDITS.   Permit representatives of Bank to conduct semi-annual
     audits of Borrower's books and records relating to the Accounts, and other Collateral and make extracts therefrom, with results satisfactory to Bank, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; provided further that, prior to an Event of Default, Borrower shall not be responsible for the expense of more than two
     (2) such audits, in any fiscal year, not to exceed $2,500.00 per audit. Notwithstanding any of the provisions contained in Section 1.03 (a) hereof, Borrower hereby acknowledges and agrees that upon completion of any such audit Bank shall have the right to adjust the Borrowing Base percentage, in its sole and reasonable discretion, based on its review of the results of such collateral audit."

     11. A new Section 4.17 is hereby added to the Agreement to read in its entirety as follows:

           "4.17 MINIMUM NET INCOME. In reporting periods that Borrower is projecting positive net income, the Minimum Net Income shall be at least 70% of the amount forecasted in the current financial projections submitted to Lender and attached hereto."


C.   Effect of Amendment, Representations and Warranties.
     ---------------------------------------------------

     1. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     2. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

D.   Conditions Precedent to the Effectiveness of this Amendment
     -----------------------------------------------------------

     1. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

     (a.)  this Amendment, duly executed by Borrower;

     (b.) a non-refundable documentation fee of Two Hundred Fifty Dollars ($250), a non-refundable restructuring fee of One Thousand Five Hundred ($1,500), plus any Bank Expenses incurred as they pertain to this Amendment;

     (c.)  Corporate Resolutions to Borrow;

     (d.) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

E.   Miscellaneous Provisions.
     -------------------------

     1. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

     2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                         LXN CORPORATION,
                         a Delaware corporation


                         By: ___________________________________________________

                         Title: ________________________________________________


                         IMPERIAL BANK,
                         a California banking corporation


                         By: ___________________________________________________

                         Title: ________________________________________________

CORPORATE RESOLUTIONS TO BORROW
________________________________________________________________________________

Borrower:  LXN Corporation
________________________________________________________________________________

     I, the undersigned Secretary or Assistant Secretary of LXN CORPORATION, a Delaware corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                  POSITIONS            ACTUAL SIGNATURES
---------------------------------------------------------------------------
Michael A. Beeuwsaert           President/CEO
________________________  ________________________  _______________________

________________________  ________________________  _______________________

________________________  ________________________  _______________________

________________________  ________________________  _______________________

________________________  ________________________  _______________________


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such terms and sums as are specified in that certain Second Amendment to the Amended and Restated Credit Agreement dated as of October 5, 2000 (the "Amendment").

     EXECUTE AMENDMENT. To execute and deliver to Bank the Amendment and related documents, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

     GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for

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

the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand on October ___, 2000 and attest that the signatures set opposite the names listed above are their genuine signatures.

                               CERTIFIED TO AND ATTESTED BY:


                               X _______________________________________________

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